FINANCIAL EXPENSES, NET	12 Months Ended
Dec. 31, 2018
Interest Expense [Abstract]
FINANCIAL EXPENSES, NET
NOTE 14:-	FINANCIAL EXPENSES, NET

	Year ended December 31,
	2018	2017	2016

Interest on long-term banks	152	54	67
Bank charges and short-term credit	232	118	64
Effect of exchange rate differences on other expenses and net loss from derivative instruments	-	-	(31)
Foreign exchange loss, net	24	75	145
Other financing expenses, net	67	51	64

	475	298	309